UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):November 22, 2021 (October 22, 2021)

REDBOX ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39741 (Commission File Number)	85-2157010 (I.R.S. Employer Identification Number)

1 Tower Lane, Suite 800 Oakbrook Terrace, Illinois (Address of principal executive offices)	60181 (Zip Code)

(630) 756-8000 Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RDBX	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	RDBXW	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Redbox Entertainment Inc. (the “Company”) filed on October 28, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed in order to include (i) the unaudited condensed consolidated financial statements of Redwood Intermediate, LLC (“Redbox”) as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020 and (ii) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Redbox for the nine months ended September 30, 2021.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Item 9.01.	Financial Statements and Exhibits.

(a)            Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of Redbox as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020 are included as Exhibit 99.1 and are incorporated herein by reference. The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Redbox for the nine months ended September 30, 2021 and 2020 is included as Exhibit 99.2 and incorporated herein by reference.

(d)            Exhibits.

Exhibit Number	Description
99.1	Unaudited Condensed Consolidated Financial Statements as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the nine months ended September 30, 2021 and 2020.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDBOX ENTERTAINMENT INC.

	By:	/s/ Kavita Suthar
Name: Kavita Suthar
Title: Chief Financial Officer

Date: November 22, 2021